                           MASTER ADMINISTRATOR REPORT

             -----------------------------------------------------

                               NAFCO AUTO TRUST - 2

                   For the February 20, 1997 Distribution Date

                   For the period beginning on January 1, 1997
                and ending on January 31, 1997 (the "Due Period")

             -----------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.          The undersigned is an Officer of the Master Administrator.

      4.          The date of this Report is February 15, 1997.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to
                  January 1, 1997 was ..............................  .51683006
                                                                      ---------

            (b)   The Pool Factor with respect to
                  January 31, 1997 was .............................  .49113750
                                                                      ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal
                  Balance as of January 1, 1997
                  (after giving effect to the disbursements
                  in reduction of principal, if any,
                  on the immediately preceding
                  Distribution Date) was .......................$ 19,227,628.64
                                                                ---------------

            (b)   The Seller Certificate Principal
                  Balance as of January 1, 1997 (after
                  giving effect to the disbursements
                  in reduction of principal, if any, on
                  the immediately preceding Distribution
                  Date) was ................................... $  2,136.403.18
                                                                ---------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is .....................          4.99%
                                                                ---------------

            (b)   The Three Month Delinquency Ratio is .........          3.56%
                                                                ---------------

            (c)   The percentage of eligible claims on the
                  ALPI policy not paid in a timely manner
                  is(*) ........................................        *28.02%
                                                                ---------------

                                                          Cumulative    Monthly
                                                          ----------    -------

            (d)   The Gross Loss Ratio is ..........      18.73% ....   *17.80%
                                                          ------         ------

            (e)   The Three Month Gross Loss Ratio is.... 17.79% .......*16.26%
                                                          ------         ------

            (f)   The Required Reserve Percentage is......10.00%
                                                          ------

            (g)   *Indicates which Required Reserve Event has occured.

             See ANNEX C.1 for Ratio Calculations

(*)   The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 2.4% of all eligible claims.

      8.    Aggregate Monthly Servicing Fee.

            (a)    The Monthly Servicing Fee owing
                   to the Servicer on the related
                   Distribution Date is ........................$     80,329.20
                                                                ---------------

            (b)    The amount of accrued and unpaid
                   Monthly Servicing Fees in respect of
                   prior Due Periods is ........................$      -0-
                                                                ---------------

            (c)    The total Monthly Servicing Fee paid
                   or payable to the Servicer in respect
                   of such Due Period [a+b] is .................$     80,329.20
                                                                ---------------

      9.    Aggrevate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount
                  owing on the related
                  Distribution Date is .........................$      -0-
                                                                ---------------


            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is....................................$      -0-
                                                                ---------------

            (c)   The total Monthly Subrogation Amount
                  paid or payable to the Master Administrator
                  in respect of such Due Period [a+b] is .......$      -0-
                                                                ---------------

      10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing
                  on the related Distribution
                  Date is ......................................$     25,581.63
                                                                ---------------

            (b)   The amount of accrued and unpaid
                  Monthly Administrator Fees in
                  respect of prior Due Periods is ..............$     -0-
                                                                ---------------

            (c)   The total Monthly Administrator Fee
                  paid or payable to the Master Administrator
                  in respect of such Due Period [a+b]
                  is ...........................................$     25,581.63
                                                                ---------------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance
                  Deductible

                  (i)   The Insurance Reserve Amount as
                        of the first day of the Due Period .....$    351,451.76
                                                                ---------------

                  (ii)  The aggregate amount to be withdrawn
                        from the Insurance Reserve Amount,
                        deposited into the Collection Account
                        and applied against the aggregate
                        amount of the Insurance Deductible .....$     80,806.54
                                                                ---------------

                  (iii) The aggregate amount of Monthly
                        Subrogation Amount to be deposited into
                        the Insurance Reserve Amount on the
                        related Deposit Date ...................$     -0-
                                                                ---------------

                  (iv)  The Insurance Reserve Amount as of the
                        end of the Due Period is ...............$    270,645.22
                                                                ---------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or deposits
                        to be made with respect to the current
                        Distribution Date are made) is ..........$ 1,922,762.86
                                                                 --------------

                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the Collection
                        Account on the related Deposit Date
                        (prior to any withdrawals or deposits
                        to be made with respect to the current
                        Distribution Date are made) is ..........$ 2,029,823.20
                                                                 --------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available Cash
                        Reserve Amount with respect to the
                        current Distribution Date is ............$ (107,060.34)
                                                                 --------------

                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the Collection
                        Account on the related Deposit Date
                        (after any withdrawals or deposits to
                        be made with respect to the current
                        Distribution Date are made) is .........$  1,922,762.86
                                                                ---------------

            (c)   The total Cash Reserve Account as of the end
                  of the Due Period (after giving effect to the
                  deposits and withdrawals in (a) and (b)
                  above) is ....................................$  2,193,408.08
                                                                ---------------

      12.   Available Funds.

            (a)   The amount of Available Funds with respect to
                  the related Due Period was ...................$  1,559,656.59
                                                                ---------------

            (b)   The amount of Available Funds with respect to
                  the immediately preceding Due Period that
                  were retained in the Collection Account was...$    109,525.30
                                                                ---------------

            (c)   Interest earned on and retained in the
                  Collection Account for the Due Period and
                  interest earned on the Cash Reserve Account
                  and transferred to the Collection Account for
                  the Due Period on the related Deposit Date
                  was ..........................................$     17,655.35
                                                                ---------------

            (d)   Total distributable funds with respect to the
                  related Due Period [a+b+c] was ...............$  1,686,837.24
                                                                ---------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was .......................$     -0-
                                                                ---------------

            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto Loans
                  with respect to the related Due Period [d-e]
                  is ...........................................$  1,686,837.24
                                                                ---------------

      13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

            (a)   The amount of the aggregate Monthly Servicing
                  Fee to be paid to the Servicer on such
                  Distribution Date is .........................$     80,329.20
                                                                ---------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the Master
                  Administrator on such Distribution date is ...$     -0-
                                                                ---------------

            (c)   The amount of the Monthly Administrator Fee
                  to be paid to the Master Administrator on
                  such Distribution Date is ....................$     25,581.63
                                                                ---------------

            (d)   The amount of the aggregate distribution to
                  be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is ......$    112,161.17
                                                                ---------------

            (e)   The amount of the aggregate distribution to
                  be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is ..............................$    955.840.21
                                                                ---------------

            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d+e] is .........$  1,068,001.38
                                                                ---------------

            (g)   The amount of the aggregate distribution to
                  be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is .......$     12,462.35
                                                                ---------------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is .........$    106,204.47
                                                                ---------------

            (i)   The amount to be deposited (withdrawn) to the
                  Cash Reserve Account is ......................$  (107,060.34)
                                                                ---------------

            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Partial Payment Amount is ....................$    126,770.33
                                                                ---------------

            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h)) is ...............$    374,548.22
                                                                ---------------

            (l)   The total amount of the distribution to be
                  made to the Seller Certificateholders
                  [g+h+k] is ..................................$     493,215.04
                                                                ---------------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal Balance
                  as of January 31, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ............$  18,271,788.43
                                                                ---------------

            (b)   The Seller Certificate Principal Balance
                  as of January 31,1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the related
                  Distribution Date) was ......................$   2,030,198.71
                                                                ---------------

15.   Events of Administrator Termination.
      No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of February 1997.

                                  NYLIFE SFD Holding INC.
                                   as Master Administrator


                                  By:
                                      /s/ Scott Drath
                                     ----------------------
                                     Name:   Scott Drath
                                     Title:  Vice President

                                     ANNEX A

                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

            In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of January 31, 1997 [the close of business on the last day of the Due Period]

                Number of Days     Number of        Aggregate Principal
                   Delinquent      Auto Loans       Balance of Auto Loans
                --------------     ----------       ---------------------

                current (0-29)        1,678              $15,954,736
                   30 - 59              242                2,320,668
                   60 - 89               86                  860,377
                   90 - 120              55                  594,686
                   over 120             512                4,073,044
                                    -------              -----------
               Totals:                2,573              $23,803,511
                                    =======

               Aggregate Principal Balance of Defaulted
                Auto Loans at January 31, 1997            (3,501,524)
                                                         -----------

               Aggregate Principal Balance allocable
                to Certificateholders                    $20,301,987
                                                         ===========

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was ...... $1,242,738.02
                                                                   -------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was ................. $  218,867.00
                                                                   -------------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a + b] ......... $1,461,605.02
                                                                   -------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                Number of          Aggregate Principal
                Auto Loans        Balance of Auto Loans
                ----------        ---------------------

                    34                 $371,514.91

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

             The Certificate Rate is 7%.

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is ............................ $    3.014842
                                                                   -------------

            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is ............................ $   25.692557
                                                                   -------------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is .......... $   28.707399
                                                                   -------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

            Calculation of Required Cash Reserve Amount as of the February 20, 1997 Distribution Date.

            (i)   The Investor Certificate Principal Balance equals
                  $19,227,628.64.

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals (the product of (i)
                  and (ii)) $1,922,762.86

            For purposes of this Annex C, the following term shall have the following meaning:

   "Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5 %;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

            (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                   ANNEX C .1

   Monthly:
                                                                          Ratios
                                                                          ------

1.    Delinquency Ratio:

      January Principal Balance 60+ days =           1,186,935.27 =       4.99%
      -----------------------------------           -------------
      January Aggregate Principal Balance           23,803,511.59

2.    Three Month Deliquency Ratio:

         Sum of Nov. - Jan. Principal
           Balances 60+ days (net)       =           2,656,848.41 =       3.56%
      ------------------------------------          -------------
      Sum of Nov.- Jan. Principal Balances          74,569,853.44

3.    ALPI Claims Payment Test:

         Aggregate Principal Balance of
        ALPI Claims not paid within timef =            645,311.60 =      28.02%
      ------------------------------------          -------------
      Principal Balance of Eligible Claims           2,303,134.19

4.    Gross Loss Ratio:

        Twelve times the:
      January Principal Balance of Defaulted
          Auto Loans repossessed         =             353,124.93 =      17.80%
      ------------------------------------          -------------
       January Aggregate Principal Balance          23,803,511.59

5.    Three month Gross Loss Ratio:

        Twelve times the:
      Sum of Nov. - Jan. Principal Balances
      of Defaulted Auto Loans repossess =            1,010,407.12 =      16.26%
      ------------------------------------          -------------
      Sum of Nov. - Jan. Principal Balances         74,569,853 44

  Cumulative:

4a.   Gross Loss Ratio:

        Twelve times the:
      January Principal Balance of Defaulted
          Auto Loans repossessed          =            371,514.91 =      18.73%
      ------------------------------------          -------------
      January Aggregate Principal Balance           23,803,511.59

5a.   Three month Gross Loss Ratio:

        Twelve times the:
      Sum of Nov. - Jan. Principal Balances
      of Defaulted Auto Loans repossess =            1,105,730.43 =      17.79%
      ------------------------------------          -------------
      Sum of Nov. - Jan. Principal Balances         74,569,853.44

                           MASTER ADMINISTRATOR REPORT

           -----------------------------------------------------------

                               NAFCO AUTO TRUST - 2

                    For the March 20, 1997 Distribution Date

           For the period beginning on February 1, 1997 and ending on
                      February 28, 1997 (the "Due Period")

           -----------------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is March 15, 1997.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to February
                  1, 1997 was ........................................ .49113750
                                                                       ---------

            (b)   The Pool Factor with respect to February
                  28, 1997 was ....................................... .46986268
                                                                       ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of February 1, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was .............. $18,271,788.43
                                                                  --------------

            (b)   The Seller Certificate Principal Balance
                  as of February 1, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was .............. $2,030,198.71
                                                                  -------------

      7.    Occurrence of a Required Reserve Event

            (a)    The Delinquency Ratio is .....................         4.41%
                                                                         ------

            (b)    The Three Month Delinquency Ratio is .........         *4.29%
                                                                         ------

            (c)    The Gross Loss Ratio is ......................        *12.11%
                                                                         ------

            (d)    The Three Month Gross Loss Ratio is ..........        *15.09%
                                                                         ------

            (e)    The percentage of eligible claims on the
                   ALPI policy not paid in a timely manner
                   is(*) ........................................        *29.08%
                                                                         ------

            (f)    The Required Reserve Percentage is ...........         10.00%
                                                                         ------

            (g)    *Indicates which Required Reserve Event has occured.

             See ANNEX C.1 for Ratio Calculations

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 2.4% of all eligible claims.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution Date
                  is ................................................ $74,372.75
                                                                      ----------

            (b)   The amount of accrued and unpaid Monthly
                  Servicing Fees in respect of prior Due
                  Periods is ........................................ $   -0-
                                                                      ----------

            (c)   The total Monthly Servicing Fee paid or
                  payable to the Servicer in respect of such
                  Due Period [a+b] is ............................... $74,372.75
                                                                      ----------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing on
                  the related Distribution Date is ................ $    -0-
                                                                    -----------

            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is ...................................... $    -0-
                                                                    -----------

            (c)   The total Monthly Subrogation Amount paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is ............. $    -0-
                                                                    -----------

      10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing on the
                  related Distribution Date is .................... $ 22,548.57
                                                                    -----------

            (b)   The amount of accrued and unpaid Monthly
                  Administrator Fees in respect of prior Due
                  Periods is ...................................... $    -0-
                                                                    -----------

            (c)   The total Monthly Administrator Fee paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is ............. $ 22,548.57
                                                                    -----------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance
                  Deductible

                  (i)   The Insurance Reserve Amount as of
                        the first day of the Due Period ........... $ 267,264.31
                                                                    ------------

                  (ii)  The aggregate amount to be withdrawn
                        from the Insurance Reserve Amount,
                        deposited into the Collection
                        Account and applied against the
                        aggregate amount of the Insurance
                        Deductible ............................... $   51,956.84
                                                                   -------------

                  (iii) The aggregate amount of Monthly
                        Subrogation Amount to be deposited
                        into the Insurance Reserve Amount on
                        the related Deposit Date ................. $    -0-
                                                                   -------------

                  (iv)  The Insurance Reserve Amount as of
                        the end of the Due Period is ............. $  215,307.47
                                                                   -------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or
                        deposits to be made with respect to
                        the current Distribution Date are
                        made) is ................................ $1,827,178.84
                                                                  -------------

                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (prior to any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made) is .......... $1,922,762.86
                                                                  -------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available Cash
                        Reserve Amount with respect to the
                        current Distribution Date is ............ $  (95,584.02)
                                                                  -------------

                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (after any withdrawals
                        or deposits to be made with respect
                        to the current Distribution Date are
                        made) is ................................ $1,827,178.84
                                                                  -------------

            (c)   The total Cash Reserve Account as of the
                  end of the Due Period (after giving effect
                  to the deposits and withdrawals in (a) and
                  (b) above) is ................................. $2,042,486.31
                                                                  -------------

      12.   Available Funds.

            (a)   The amount of Available Funds with respect
                  to the related Due Period was ................. $1,204,334.86
                                                                  -------------

            (b)   The amount of Available Funds with respect
                  to the immediately preceding Due Period
                  that were retained in the Collection
                  Account was ................................... $  126,770.33
                                                                  -------------

            (c)   Interest earned on and retained in the
                  Collection Account for the Due Period and
                  interest earned on the Cash Reserve
                  Account and transferred to the Collection
                  Account for the Due Period on the related
                  Deposit Date was .............................. $   14,910.72
                                                                  -------------

            (d)   Total distributable funds with respect to
                  the related Due Period [a+b+c] was ............ $1,346,015.91
                                                                  -------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was ........................ $    -0-
                                                                  -------------

            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto
                  Loans with respect to the related Due
                  Period [d-e] is ............................... $1,346,015.91
                                                                  -------------

      13.   Disbursements to be made on the related
            Distribution Date.

                  The Certificate Rate is 7.00%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is .................. $   74,372.75
                                                                  -------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such Distribution
                  date is ....................................... $    -0-
                                                                  -------------

            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master Administrator
                  on such Distribution Date is .................. $   22,548.57
                                                                  -------------

            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is ....... $  106,585.43
                                                                  -------------

            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is ............................... $  791,487.18
                                                                  -------------

            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d + e] is ........ $  898,072.61
                                                                  -------------

            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is ........ $   11,842.83
                                                                  -------------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is .......... $   87,943.02
                                                                  -------------

            (i)   The amount to be deposited (withdrawn) to
                  the Cash Reserve Account is ................... $  (95,584.02)
                                                                  -------------

            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Partial Payment Amount is ..................... $  107,780.51
                                                                  -------------

            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h)) is ................ $  239,039.64
                                                                  -------------

            (l)   The total amount of the distribution to be
                  made to the Seller Certificateholders [g+
                  h+k] is ....................................... $  338,825.49
                                                                  -------------

      14.   Investor and Seller Certificate Principal
            Balance (end of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of February 28, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ............. $17,480,301.25
                                                                 --------------

            (b)   The Seller Certificate Principal Balance
                  as of February 28,1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the related
                  Distribution Date) was ....................... $ 1,942,255.69
                                                                 --------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of March 1997.


                                  NYLIFE SFD Holding INC. as Master
                                  Administrator



                                  By:
                                      /s/ Scott Drath
                                      ---------------------
                                      Name: Scott Drath
                                      Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997

            In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


      1.    Aggregate Principal Balance of the Auto Loans.

            As of February 28, 1997 [the close of business on the last day of the Due Period]

                Number of Days     Number of            Aggregate Principal
                   Delinquent      Auto Loans           Balance of Auto Loans

              current (0-29)          1,619                $ 15,004,986
                      30-59             277                   2,612,040
                      60-89              79                     825,885
                      90-120             44                     421,304
                over 120                520                   4,045,409
                                      -----                ------------
                 Totals:              2,539                $ 22,909,624
                                      =====

               Aggregate Principal Balance of Defaulted
                Auto Loans at February 28, 1997              (3,487,068.)
                                                           ------------

               Aggregate Principal Balance allocable
                to Certificateholders                      $ 19,422,556
                                                           ============

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was ..... $  984,067.44
                                                                  -------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the
                  Auto Loans and deposited into the
                  Collection Account for the Due Period was ..... $  187,300.40
                                                                  -------------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b] .......... $1,171,367.84
                                                                  -------------

      3.    Defaulted Auto Loans.


       Auto Loans that became Defaulted Auto Loans during the Due Period:

             Number of          Aggregate Principal
            Auto Loans        Balance of Auto Loans
                21                  $208,269.76

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
                  The Certificate Rate is 7%.

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is .............................. $  2.864969
                                                                     -----------

            (b)   The amount of the aggregate distribution to
                  be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is .............................. $ 21.274821
                                                                     -----------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is ............ $ 24.139790
                                                                     -----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997

         Calculation of Required Cash Reserve Amount as of the March 20, 1997 Distribution Date.

            (i) The Investor Certificate Principal Balance equals $18,271,788.43.

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals
                  (the product of (i) and (ii))
                  $1,827,178.84

         For purposes of this Annex C, the following term shall have the following meaning:

   "Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5 %;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

            (c)   if the Delinquency Ratio for any Due
                  Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%;
                  provided, however, that if, for any Due
                  Period following the third Due Period
                  following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                    ANNEX C.1

      1.    Delinquency Ratio:

      February Principal Balance 60+ days =       1,009,569.47 =          4.41%
      ------------------------------------       -------------
      February Aggregate Principal Balance       22,909,624.81

      2.    Three Month Delinquency Ratio:

           Sum of Dec. - Feb. Principal
             Balances 60+ days (net)      =       3,064,979.15 =          4.29%
      ------------------------------------       --------------
      Sum of Dec.- Feb. Principal Balances       71,499,776.87

      3.    Gross Loss Ratio:

         Twelve times the:
       February Principal Balance of
       Defaulted Auto Loans repossessed   =         231,205.60 =         12.11%
      ------------------------------------       --------------
        February Aggregate Principal Balance     22,909,624.81

      4.    Three month Gross Loss Ratio:

         Twelve times the:
       Sum of Dec. - Feb. Principal Balances
        of Defaulted Auto Loans repossess =          899,049.98 =        15.09%
      ------------------------------------       --------------
        Sum of Dec. - Feb. Principal Balances     71,499,776.87

      5.    ALPI Claims Payment Test:

         Aggregate Principal Balance of
        ALPI Claims not paid within timefr =         709,736.73 =         29.08%
      ------------------------------------       --------------
        Principal Balance of Eligible Claims       2,440,589.20

                           MASTER ADMINISTRATOR REPORT

         ---------------------------------------------------------------
                               NAFCO AUTO TRUST - 2

                    For the April 21, 1997 Distribution Date

                    For the period beginning on March 1, 1997
                 and ending on March 31, 1997 (the "Due Period")

         ---------------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is April 16, 1997.

      5.    Pool Factor.

            (a)    The Pool Factor with respect to
                   March 1, 1997 was ................................. .46986268
                                                                       ---------
            (b)    The Pool Factor with respect to
                   March 31, 1997 was ................................ .45025022
                                                                       ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of March 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was .............. $17,480,301.25
                                                                  --------------

            (b)   The Seller Certificate Principal Balance
                  as of March 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was .............. $ 1,942,255.69
                                                                  --------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is ...........................     5.57%
                                                                       ---------
            (b)   The Three Month Delinquency Ratio is ...............    *4.98%
                                                                       ---------
            (c)   The Gross Loss Ratio is ............................     6.87%
                                                                       ---------
            (d)   The Three Month Gross Loss Ratio is ................   *12.41%
                                                                       ---------
            (e)   The percentage of eligible claims on the
                  ALPI policy not paid in a timely manner
                  is(*) ..............................................   *34.40%
                                                                       ---------
            (f)   The Required Reserve Percentage is .................    10.00%
                                                                       ---------
            (g)   *Indicates which Required Reserve Event
                  has occurred.

             See ANNEX C.1 for Ratio Calculations

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $53,232.28 of claims which are currently in dispute. Such disputed claims represent 2.2% of all eligible claims.


      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution Date
                  is ............................................... $ 91,364.28
                                                                     -----------
            (b)   The amount of accrued and unpaid Monthly
                  Servicing Fees in respect of prior Due
                  Periods is .......................................    -0-
                                                                     -----------
            (c)   The total Monthly Servicing Fee paid or
                  payable to the Servicer in respect of such
                  Due Period [a +b] is ............................. $ 91,364.28
                                                                     -----------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing on
                  the related Distribution Date is ................      -0-
                                                                     -----------
            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is ......................................      -0-
                                                                     -----------
            (c)   The total Monthly Subrogation Amount paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is ............      -0-
                                                                     -----------

      10.   Aggregate Monthly Administrator Fee.


            (a)   The Monthly Administrator Fee owing on the
                  related Distribution Date is ....................  $ 23,518.97
                                                                     -----------
            (13)  The amount of accrued and unpaid Monthly
                  Administrator Fees in respect of prior Due
                  Periods is ......................................      -0-
                                                                     -----------
            (c)   The total Monthly Administrator Fee paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is .............  $ 23,518.97
                                                                     -----------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance
                  Deductible

                  (i)  The Insurance Reserve Amount as of
                       the first day of the Due Period ............  $215,307.47
                                                                     -----------
                  (ii) The aggregate amount to be withdrawn
                       from the Insurance Reserve Amount,
                       deposited into the Collection Account
                       and applied against the aggregate
                       amount of the Insurance Deductible..........  $ 43,672.65
                                                                     -----------
                 (iii) The aggregate amount of Monthly
                       Subrogation Amount to be deposited
                       into the Insurance Reserve Amount on
                       the related Deposit Date ...................      -0-
                                                                     -----------
                  (iv) The Insurance Reserve Amount as of
                       the end of the Due Period is ...............  $171,634.82
                                                                     -----------

            (b)    The Available Cash Reserve Amount

                  (i)  The Required Cash Reserve Amount
                       (assuming all withdrawals or deposits
                       to be made with respect to the
                       current Distribution Date are made)
                       is ........................................ $1,748,030.13
                                                                   -------------
                  (ii) The Available Cash Reserve Amount
                       available for deposit to the
                       Collection Account on the related
                       Deposit Date (prior to any withdrawals
                       or deposits to be made with respect
                       to the current Distribution Date are
                       made) is .................................. $1,827,178.84
                                                                   -------------
                 (iii) The amount to be deposited to
                       (withdrawn from) the Available Cash
                       Reserve Amount with respect to the
                       current Distribution Date is ............. $  (79,148.71)
                                                                   -------------
                  (iv) The Available Cash Reserve Amount
                       available for deposit to the
                       Collection Account on the related
                       Deposit Date (after any withdrawals
                       or deposits to be made with respect
                       to the current Distribution Date are
                       made) is ................................. $1,748,030.13
                                                                  -------------
            (c)   The total Cash Reserve Account as of the end of
                  the Due Period (after giving effect to the
                  deposits and withdrawals in (a) and (b)above)
                  is ............................................  $1,919,664.95
                                                                   -------------
      12.   Available Funds.

            (a)   The amount of Available Funds with respect
                  to the related Due Period was .................  $1,371,262.00
                                                                   -------------
            (b)   The amount of Available Funds with respect
                  to the immediately preceding Due Period
                  that were retained in the Collection
                  Account was ...................................  $  107,780.51
                                                                   -------------
            (c)   Interest earned on and retained in the
                  Collection Account for the Due Period and
                  interest earned on the Cash Reserve
                  Account and transferred to the Collection
                  Account for the Due Period on the related
                  Deposit Date was ..............................  $   14,616.72
                                                                   -------------

            (d)   Total distributable funds with respect to
                  the related Due Period [a+b+c] was ............  $1,493,659.23
                                                                   -------------
            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was ........................       -0-
                                                                   -------------
            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto
                  Loans with respect to the related Due
                  Period [d-e] is ...............................  $l,493,659.23
                                                                   -------------

      13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is ..................  $   91,364.28
                                                                   -------------
            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such Distribution
                  date is .......................................  $     -0-
                                                                   -------------
            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master Administrator
                  on such Distribution Date is ..................  $   23,518.97
                                                                   -------------
            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is .......  $  101,968.42
                                                                   -------------
            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is ...............................  $  729,642.29
                                                                   -------------
            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d+e] is ..........  $  831,610.71
                                                                   -------------
            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is ........  $   11,329.82
                                                                   -------------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is .......... $   81,071.36
                                                                  -------------
            (i)   The amount to be deposited (withdrawn) to
                  the Cash Reserve Account is ................... $  (79,148.71)
                                                                  -------------
            (J)   The amount to be retained in the
                  Collection Account with respect to the
                  Partial Payment Amount is ..................... $  105,616.80
                                                                  -------------
            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h)) is ................ $  428,296.00
                                                                  -------------
            (l)   The total amount of the distribution to be
                  made to the Seller Certificateholders
                  [g+h+k] is .................................... $  520,697.18
                                                                  -------------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal Balance
                  as of March 31, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was ............. $16,750,658.96
                                                                 --------------

            (b)   The Seller Certificate Principal Balance
                  as of March 31,1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the related
                  Distribution Date) was .......................  $1,861,184.33
                                                                  -------------


      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of April 1997.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator


                                                By:
                                                   /s/ Scott Drath
                                                   ------------------------
                                                   Name: Scott Drath
                                                   Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1997

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1997

      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of March 31, 1997 [the close of business on the last day of the Due Period]

      Number of Days             Number of              Aggregate Principal
        Delinquent              Auto Loans              Balance of Auto Loans
      ---------------          ------------             ---------------------
       current (0-29)               1,619                 $ 14,661,807
           30-59                      228                    2,152,100
           60-89                       83                      747,104
           90 - 120                    31                      347,916
           over 120                   540                    3,969,441
                               ----------                  -----------
          Totals:                   2,501                  $21,878,368
                               ==========                  ===========

                   Aggregate Principal Balance of Defaulted Auto
                   Loans at March 31, 1997                           (3,266,525)
                                                                     -----------
                   Aggregate Principal Balance allocable
                   to Certificateholders                             $18,611,843
                                                                     -----------

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was ..... $ 1,049,478.94
                                                                  --------------
            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was ................ $   280,274.12
                                                                  --------------
            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b] .......... $ 1,329,753.06
                                                                  --------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                   Number of                   Aggregate Principal
                   Auto Loans                 Balance of Auto Loans
                   ----------                 ---------------------
                      15                           $132,177.40

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
                  The Certificate Rate is 7%.

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is ............................  $   2.740866
                                                                    ------------
            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is ............................  $  19.612458
                                                                    ------------
            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is ..........  $  22.353324
                                                                    ------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1997

            Calculation of Required Cash Reserve Amount as of the April 21, 1997 Distribution Date.

            (i)   The Investor Certificate Principal Balance equals
                  $17,480,301.25.

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals (the product of (i)
                  and (ii)) $1,748,030.13

            For purposes of this Annex C, the following term shall have the following meaning:

"Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

            (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                    ANNEX C.1

                                                                          Ratios

      1.    Delinquency Ratio:

         March Principal Balance 60+ days (net) =    1,218,854.12    =   5.57%
      -----------------------------------------    ---------------
          March Aggregate Principal Balance         21,878,368.57

      2.    Three Month Delinquency Ratio:

         Sum of Jan. - Mar. Principal
             Balances 60+ days (net)            =    3,415,358.86    =   4.98%
      -----------------------------------------    ---------------
         Sum of Jan.- Mar. Principal Balances       68,591,504.97

      3.    Gross Loss Ratio:

      Twelve times the:
       March Principal Balance of Defaulted
                Auto Loans repossessed          =      125,185.64    =   6.87%
      -----------------------------------------    ---------------
          March Aggregate Principal Balance         21,878,368.57

      4.    Three month Gross Loss Ratio:

      Twelve times the:
       Sum of Jan. - Mar. Principal Balances
         of Defaulted Auto Loans repossessed    =      709,516.17   =  12.41%
      -----------------------------------------    ---------------
         Sum of Jan. - Mar. Principal Balances      68,591,504.97

      5.    ALPI Claims Payment Test:

        Aggregate Principal Balance of
      ALP Claims not paid within timeframe      =      838,972.04    = 34.40%
      -----------------------------------------    ---------------
       Principal Balance of Eligible Claims          2,438,960.25